Exhibit 99.3

© 2018 Tonix Pharmaceuticals Holding Corp. August 2018 Version P0122 8 - 7 - 18 (Doc 0376) Investor Presentation

© 2018 Tonix Pharmaceuticals Holding Corp. 2 Cautionary Note on Forward - Looking Statements Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are “forward - looking statements” as defined by the Private Securities Litigation Reform Act of 1995 . These statements may be identified by the use of forward - looking words such as “anticipate,” “believe,” “forecast,” “estimate” and “intend,” among others . These forward - looking statements are based on Tonix’s current expectations and actual results could differ materially . There are a number of factors that could cause actual events to differ materially from those indicated by such forward - looking statements . These factors include, but are not limited to, substantial competition ; our need for additional financing ; uncertainties of patent protection and litigation ; uncertainties of government or third party payor reimbursement ; limited research and development efforts and dependence upon third parties ; and risks related to failure to obtain U . S . Food and Drug Administration clearances or approvals and noncompliance with its regulations . As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products . The forward - looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by Tonix on its website or otherwise . Tonix does not undertake an obligation to update or revise any forward - looking statement, except as required by law . Investors should read the risk factors set forth in the Annual Report on Form 10 - K for the year ended December 31 , 2017 , as filed with the Securities and Exchange Commission (the “SEC”) on March 9 , 2018 , and periodic reports filed with the SEC on or after the date thereof . All of Tonix's forward - looking statements are expressly qualified by all such risk factors and other cautionary statements .

© 2018 Tonix Pharmaceuticals Holding Corp. 3 Tonix Pharmaceuticals Who we are: • A clinical stage pharmaceutical company dedicated to developing innovative treatments for patients and making meaningful contributions to society What we do: • Target therapeutics with high need for improvement − Conditions with no or ineffective treatments − Significant patient segments not well served by existing therapies • Develop innovative treatment options with possibility to be a “game changer” − Scientifically unique and innovative − Supported by strong scientific rationale − Confirmed by clinical evidence and published literature − Utilize proven regulatory pathway and established clinical endpoint − Built on a foundation of proprietary intellectual property

© 2018 Tonix Pharmaceuticals Holding Corp. 4 Candidates in Development Preclinical Phase 2 NDA 1 /BLA 2 Market Pipeline Product Indication/ Description Phase 3 Tonmya Bedtime Treatment for PTSD Daytime Treatment for PTSD TNX - 601 Novel polymorph and salt discovered and characterized TNX - 801 Horsepox virus synthesized and demonstrated protective vaccine activity in mice Smallpox - preventing vaccine Cyclobenzaprine HCl sublingual tablets Tianeptine oxalate oral formulation Live horsepox virus (HPXV) vaccine from cell culture Phase 1 1 NDA - New Drug Application; 2 BLA – Biologic Licensing Application; 3 Investigational New Drug Application Bedtime Treatment for Agitation in Alzheimer’s Cyclobenzaprine HCl sublingual tablets Phase 2 IND 3 cleared 2Q2018 TNX - 102 SL All programs owned outright with no royalties or other obligations due Phase 3 development (new pivotal efficacy study to be discussed with FDA)

© 2018 Tonix Pharmaceuticals Holding Corp. 5 Lead Program: TNX - 102 SL – Product Concept Sleep disturbances are associated with a constellation of disorders • Considered co - morbid or a key symptom in these disorders • Believed to have a role in the onset, progression and severity of these disorders The focus of TNX - 102 SL development is both unique and innovative • Testing the therapeutic benefit of sleep (‘sleep quality’) − Restorative sleep…in contrast to time spent sleeping (‘sleep quantity’) • Targeting clinical conditions for which improved sleep quality may have a therapeutic benefit − Reduction in disease - specific symptoms, with sleep improvement as a secondary endpoint

Tonix Development Highlights

6

Cyclobenzaprine Sublingual Tablets

Lead Program Tonmya®[1] –FDA Breakthrough Therapy in posttraumatic stress disorder (PTSD)[2] – Bedtime treatment in Phase 3 Development

- Results from 2 efficacy studies improve the new pivotal efficacy study design
- FDA feedback and agreement are expected 4Q2018
- Pivotal efficacy study may initiate as early as 2019

TNX-102 SL – FDA Fast Track designated therapy for agitation in Alzheimer's (AAD) disease

- Phase 2 IND cleared in April 2018; bedtime treatment for AAD

Pipeline

TNX-601[3] - Pre-IND candidate for daytime treatment for PTSD

- Nonclinical development ongoing

TNX-801[4] - Smallpox-preventing vaccine candidate

- Efficacy demonstrated in mice model
- cGMP process development underway

[1] Tonmya has been conditionally accepted by the U.S. FDA as the proposed trade name for TNX-102 SL (cyclobenzaprine HCl sublingual tablets) for PTSD. TNX-102 SL is an investigational new drug and has not been approved for any indication.
[2] PTSD= Posttraumatic stress disorder
[3] Tianeptine oxalate
[4] Synthesized live horsepox virus

© 2018 Tonix Pharmaceuticals Holding Corp.

© 2018 Tonix Pharmaceuticals Holding Corp. 7 Tonmya for PTSD Breakthrough Therapy (BT) designation from the FDA • Expedited development and accelerated approval are expected One Phase 2 study completed and one Phase 3 study stopped early due to inadequate separation from placebo • Both studies were accepted by the FDA as potential pivotal efficacy studies in military - related PTSD if successful • No safety or tolerability concern • Phase 2 study formed the basis of BT designation • Phase 3 study provided evidence of effectiveness as early as 4 weeks after treatment but diminished over time due to high placebo response Expecting FDA feedback and agreement on second Phase 3 trial in 4Q2018 • Potential NDA 1 approval can be based on one Phase 3 study Patent protection through 2034 in U.S. 2 • Composition of matter patent for transmucosal delivery of cyclobenzaprine Novel mechanism targets sleep quality • Memory processing during sleep is important to recovery 1 NDA = New Drug Application 2 U .S. Patent No. 9,636,408 for eutectic proprietary Protectic ™ formulation

© 2018 Tonix Pharmaceuticals Holding Corp. 8 Breakthrough Therapy Designation FDA granted Tonmya Breakthrough Therapy designation – reported December 19, 2016 • PTSD is a serious condition • Tonmya has potential advantages over existing therapies in military - related PTSD Benefits of Breakthrough Therapy designation • Eligibility for priority review of the NDA within 6 months instead of 10 - 12 months • Option to submit completed portions of the NDA for rolling review • An organizational commitment involving FDA's senior managers to accelerate the development and approval process, an opportunity to compress development time NDA filing based on one successful pivotal efficacy study is possible if results are statistically persuasive • Discussed at March 9, 2017 Initial Cross - disciplinary Breakthrough Meeting with the FDA

Tonmya: Features in PTSD Therapy

9

Designed for bedtime use

- Every night, sublingual therapy

Targets sleep quality[1]

- The active ingredient cyclobenzaprine, interacts with receptors that regulate sleep quality: strongly binds and potently blocks 5-HT_{2A}, α_1-adrenergic and histamine H_1 receptors, permissive to sleep-dependent recovery processes

No recognized abuse potential

- Not a benzo or non-benzo class drug

U.S. patent protection through 2034

- Composition of matter and method of use patents issued – Pharmacokinetic patent application in review

[1] Daugherty et al., Abstract 728, Society of Biological Psychiatry 70th Annual Scientific Convention, May 14-16, 2015, Toronto Ontario, Canada

© 2018 Tonix Pharmaceuticals Holding Corp.

© 2018 Tonix Pharmaceuticals Holding Corp. 10 No Recognized Abuse Potential in Clinical Studies Active ingredient is cyclobenzaprine, which is structurally related to tricyclic antidepressants • Cyclobenzaprine interacts with receptors that regulate sleep quality: 5 - HT 2A ; a 1 - adrenergic and histamine H 1 receptors • Cyclobenzaprine does NOT interact with the same receptors as traditional hypnotic sleep drugs, benzodiazepines or non - benzodiazepines that are associated with retrograde amnesia • Cyclobenzaprine - containing product was approved 40 years ago and current labeling (May 2016) indicates no abuse or dependence concern Tonmya NDA can be filed without drug abuse and dependency assessment studies • Discussed at March 9, 2017 Initial Cross - disciplinary Breakthrough Meeting with the FDA

© 2018 Tonix Pharmaceuticals Holding Corp. 11 TNX - 102 SL Intellectual Property – U.S. Protection until 2034 Composition of matter (eutectic) : Protection expected to 2034 • United States Patent and Trademark Office (USPTO) issued U.S. Patent No. 9,636,408 in May 2017 and U.S. Patent No. 9,956,188 in May 2018 • Japanese Patent Office (JPO) issued Japanese Patent No. 6310542 in March 2018 • New Zealand Intellectual Property Office (NZIPO) issued New Zealand Patent No. 631152 in May 2017 • 37 patent applications pending (2 allowed (US and South Africa)) Pharmacokinetics (PK) : Protection expected to 2033 • JPO issued Japanese Patent No. 6259452 in December 2017 • NZIPO issued New Zealand Patent No. 631144 in March 2017 • Taiwanese Intellectual Property Office issued Taiwanese Patent No. I590820 in July 2017 • 21 patent applications pending (1 allowed (Australia)) Method of use for active ingredient cyclobenzaprine : Protection expected to 2030 • European Patent Office issued European Patent No. 2 501 234B1 in September 2017 (validated in 38 countries). Opposition filed in June 2018 • USPTO issued U.S. Patent 9,918,948 in March 2018 • 2 patent applications pending

12

TNX-102 SL: Sublingual Formulation is Designed for Bedtime Administration

TNX-102 SL: Proprietary sublingual formulation of cyclobenzaprine (CBP) with transmucosal absorption

- Innovation by design with patent protected CBP/mannitol eutectic
- Rapid systemic exposure
- Increases bioavailability during sleep
- Avoids first-pass metabolism
- Lowers exposure to long-lived active major metabolite, norcyclobenzaprine (norCBP)

CBP undergoes extensive first-pass hepatic metabolism when orally ingested

- Active major metabolite, norCBP[1]
  - Long half-life (~72 hours)
  - Less selective for target receptors (5-HT_{2A}, α_1-adrenergic, histamine H_1)
  - More selective for norepinephrine transporter

[1] Daugherty et al., Abstract 728, Society of Biological Psychiatry 70th Annual Scientific Convention, May 14-16, 2015, Toronto Ontario, Canada

© 2018 Tonix Pharmaceuticals Holding Corp.

Tonmya: Novel Mechanism Targets Sleep Quality for Recovery from PTSD

13

PTSD is a disorder of recovery

- Most people exposed to extreme trauma recover over a few weeks
- In PTSD, recovery process impeded due to insufficient sleep-dependent memory processing

Memory processing is essential to recovery

- Vulnerability to memory intrusions and trauma triggers remains if no consolidation of new learning (extinction)

Tonmya targets sleep quality[1]

- The active ingredient in Tonmya, cyclobenzaprine, interacts with receptors that regulate sleep quality: strongly binds and potently blocks 5-HT_{2A}, α_1-adrenergic and histamine H_1 receptors, permissive to sleep-dependent recovery processes

[1] Daugherty et al., Abstract 728, Society of Biological Psychiatry 70th Annual Scientific Convention, May 14-16, 2015, Toronto Ontario, Canada

© 2018 Tonix Pharmaceuticals Holding Corp.

© 2018 Tonix Pharmaceuticals Holding Corp. 14 Overview of PTSD PSTD is a chronic disabling disorder in response to experiencing traumatic event(s) Symptoms of PTSD fall into four clusters: 1. Intrusion (aversive memories, nightmares, flashbacks) 2. Avoidance (avoiding persons, places or situations) 3. Mood/cognitions (memory block, emotional numbing, detachment from others) 4. Hyperarousal (anxiety, agitation & sleep disturbance) Diagnosis, symptom severity, as well as treatment effect, is determined by CAPS - 5* • Recognized as the standard for rating PTSD severity in clinical trials • Takes into account all four symptom clusters • Higher Total CAPS - 5 score reflects more severe PTSD symptoms * Clinician - administered PTSD scale for Diagnostic Statistical Manual version 5 (DSM - 5)

© 2018 Tonix Pharmaceuticals Holding Corp. 15 Impact of PTSD on People Consequences: • Impaired daily function and substantial interference with work and social interactions • Reckless or destructive behavior • Increased health care utilization and greater medical morbidity PTSD as a risk factor for: • Depression • Alcohol or substance abuse • Absenteeism/unemployment • Homelessness • Violent acts • Suicidal thoughts and suicide

© 2018 Tonix Pharmaceuticals Holding Corp. 16 PTSD: Not Well - Served by Approved Treatments FDA - approved SSRIs, paroxetine and sertraline, are indicated as a treatment for PTSD • Neither drug has shown efficacy in military - related PTSD • Majority of patients unresponsive or intolerant to current treatments • Side effects relating to sexual dysfunction (particularly in males), sleep and weight gain are commonly reported Characteristics of an ideal drug therapy that would be compatible and complementary with behavioral therapy • Lack of retrograde amnesia (e.g., unlike off - label use of benzodiazepines and non - benzodiazepines) • Lack of interference on sleep (e.g., unlike approved SSRIs) Tonmya is being developed as a “treatment for PTSD” • FDA does not distinguish between military and civilian PTSD

© 2018 Tonix Pharmaceuticals Holding Corp. 17 High Prevalence of PTSD Among Combat Veterans 1 Goldstein et al., 2016 ; 2 Norris, PTSD Res Quar . 2013; 3 Analysis of VA Health Care Utilization among Operation Enduring Freedom, Operation Iraqi Freedom, and Operation New Dawn Veterans, from 1st Qtr FY 2002 through 2nd Qtr FY 2015, Washington, DC ; Among 1.9M separated OEF/OIF/OND veterans, 1.2M have obtained VA healthcare; 685k evaluated by VA with possible mental disorder, and 379k diagnosed with PTSD; 4 Goldstein et al., 2016; 5 Veterans: VA/DOD Clinical Practice Guidelines for the Managements of PTSD and Acute Stress Disorder, 2017, page 15 >19% Iraq/Afghanistan 3 4.7% General population 1 19 - 31% Vietnam veterans 2 11 million American adults affected 4,5 Women more likely to develop than men 1 Susceptibility may run in families 1

HONOR Study –Evidence of Efficacy at Week 4

Discontinued Due to High Placebo Response at Week 12

18

General study characteristics:

Randomized, double-blind, placebo-controlled, adaptive design, planned 550 military-related PTSD participants with baseline CAPS-5[1] ≥ 33 in approximately 40 U.S. sites

Tonmya once-daily at bedtime
5.6 mg (2 x 2.8 mg tablets) *n=125**

Placebo once-daily at bedtime
*n=127**

12-weeks → ***12-week and/or 40-week open-label extension studies***

Primary endpoint CAPS-5[1]:

- Mean change from baseline at week 12 (Tonmya 5.6 mg vs. placebo)

Unblinded interim analysis (IA) at ~50% randomized participants (N=274/252*)

- Study stopped based on a pre-specified study continuation threshold at week 12
- Participants discontinued in HONOR or 12-week open-label extension (OLE) studies can be rolled over to the 40-week OLE study

[1]CAPS-5 = Clinician-Administered PTSD Scale for DSM-5
[2]IDMC=Independent Data Monitoring Committee
* Modified intent-to-treat

© 2018 Tonix Pharmaceuticals Holding Corp.

© 2018 Tonix Pharmaceuticals Holding Corp. 19 HONOR Study Stopped in July 2018 HONOR was a large adequate well - controlled study in military - related PTSD • Separation on primary endpoint at Week 12 did not cross pre - specified study continuation threshold at Week 12 • No safety or tolerability issue discovered • Retrospective analyses showed Week 4 CAPS - 5 (P=0.019) and CGI - I (P=0.015) scores in Tonmya group had a strong signal of treatment effect HONOR dataset is complex and rich • Serves to improve the next study design and increase the chance of success • Additional retrospective analyses will be presented at an upcoming scientific meeting

© 2018 Tonix Pharmaceuticals Holding Corp. 20 Phase 2 AtEase Study in Military - Related PTSD • Randomized, double - blind, placebo - controlled trial in military - related PTSD • Efficacy analysis from 231* patients; 24 U.S. clinical sites • Enrolled patients with baseline CAPS - 5 ≥ 29 • Primary Efficacy Analysis: • Difference in CAPS - 5 score change from baseline between Tonmya 2.8 mg and placebo at week 12 • Key Secondary Measures: • PROMIS Sleep Disturbance, CGI - I, SDS Tonmya at bedtime once - daily Placebo at bedtime once - daily 12 weeks N= 90* Tonmya at bedtime once - daily N= 92* N= 49* 2.8 mg 5.6 mg (2 x 2.8 mg) open - label extension 1 CAPS - 5 = Clinician - Administered PTSD Scale for DSM - 5 2 Modified intent - to - treat

© 2018 Tonix Pharmaceuticals Holding Corp. 21 AtEase Study: Traumas Associated with PTSD *Some patients experienced more than one trauma 0 5 10 15 20 25 30 35 40 Other Knowing someone seriously injured or killed Being responsible for the death of an enemy combatant Seeing dead bodies or human remains Shooting or directing fire at the enemy Sexual assault Involved in serious vehicular accident (Humvee, helicopter, plane) Handling or uncovering human remains Witnessing death or injury of civilians Being responsible for the death of a noncombatant Witness suicide-related deaths or injury Seeing ill or injured women or children you were unable to help Being wounded or injured Receiving incoming artillery, rocket, or mortar fire Witnessing IED explosion Witness death or injury of fellow soldiers Being involved in an IED explosion or suicide bombing Index Trauma During Military Service * Patient Count

© 2018 Tonix Pharmaceuticals Holding Corp. 22 AtEase Study – Summary of Primary and Secondary Analyses (Week 12)

© 2018 Tonix Pharmaceuticals Holding Corp. 23 AtEase Study: Safety and Tolerability Profile No serious adverse events reported with Tonmya deemed related to treatment Systemic Adverse Events* Placebo (N=94) Tonmya 2.8 mg (N=93) Tonmya 5.6 mg (N=50) Somnolence 6.4% 11.8% 16.0% Dry Mouth 10.6% 4.3% 16.0% Headache 4.3% 5.4% 12.0% Insomnia 8.5% 7.5% 6.0% Sedation 1.1% 2.2% 12.0% Administration Site Reactions* Hypoaesthesia oral 2.1% 38.7% 36.0% Paraesthesia 3.2% 16.1% 4.0% Glossodynia 1.1% 3.2% 6.0% Trial completion rates: 73% placebo; 79% Tonmya 2.8 mg; 84% Tonmya 5.6 mg *at rates of >5% in either drug - treated arm, Safety population N=237

AtEase Study

Total CAPS-5 for Intention-to-Treat Population and Retrospective Analysis for Subgroup with Entry CAPS-5 ≥33

24

CAPS-5 LS Total Score Mean Change from Baseline (CFB)

Intention-to-Treat Population



Wk 0
Wk 2
Wk 4
Wk 6
Wk 8
Wk 10
Wk 12
Placebo
Tonmya 2.8 mg
Tonmya 5.6 mg
LS Mean (SE) CFB in CAPS-5
0
-5
-10
-15
-20
-25
-30
5.0 CAPS-5 points

*p=0.031, #p=0.063, Tonmya 5.6 mg compared with placebo; *p<0.05, Tonmya 2.8 mg compared with placebo; analysis is mixed-effect model repeated measures (MMRM) with multiple imputation (MI); CAPS-5, Clinician-Administered PTSD Scale for DSM-5; LS, least squares; SE, standard error.

Subgroup with entry CAPS-5 ≥33



Wk 0
Wk 2
Wk 4
Wk 6
Wk 8
Wk 10
Wk 12
Placebo
Tonmya 2.8 mg
Tonmya 5.6 mg
LS Mean (SE) CFB in CAPS-5
0
-5
-10
-15
-20
-25
-30
7.2 CAPS-5 points

**p<0.01, *p<0.025, Tonmya 5.6 mg compared with placebo; *p=0.018, Tonmya 2.8 mg compared with placebo; analysis is MMRM with MI; LS, least squares; SE, standard error.

A baseline CAPS-5 score ≥33 was set as the PTSD severity inclusion criterion in Phase 3 HONOR study

© 2018 Tonix Pharmaceuticals Holding Corp.

© 2018 Tonix Pharmaceuticals Holding Corp. 25 0.53 0.46 0.12 0.39 0.52 0 0.1 0.2 0.3 0.4 0.5 0.6 Effect Size AtEase Study Effect Sizes for Total CAPS - 5 and Symptom Clusters for Intention - to - Treat Population and Subgroup with Entry CAPS - 5 ≥33 Effect Sizes of Tonmya 5.6 mg Subgroup with Entry CAPS - 5 ≥33 0.36 0.26 0.04 0.35 0.35 0 0.1 0.2 0.3 0.4 0.5 0.6 Effect Size Effect Sizes of Tonmya 5.6 mg Intention - to - Treat Population ▪ Note larger effect sizes, in moderate range of 0.5, for total CAPS - 5 and intrusion and hyperarousal clusters in subgroup A baseline CAPS - 5 score ≥33 was set as the PTSD severity inclusion criterion in Phase 3 HONOR study

© 2018 Tonix Pharmaceuticals Holding Corp. 26 AtEase Study Retrospective Analysis: Remission in Subgroup with Entry CAPS - 5 ≥33 Remission = Loss of Diagnosis and CAPS - 5 < 11 Asterisk and hashmark represent pairwise comparisons between Tonmya and Placebo; # p=0.08, Odds Ratio 3.01 (0.89, 10.18) *p=0.02, Odds Ratio 4.60 (1.27, 16.66); logistic regression Remission is a clinical state that is essentially asymptomatic In order to confirm remission: • Determined rates of participants who met remission status at both Week 8 and Week 12 21% of the Tonmya 5.6 mg participants had confirmed remission v. 5% of placebo (p=0.02) 5.20% 14.30% 21.10% 0% 5% 10% 15% 20% 25% 30% Weeks 8 & 12 Percent in Remission Placebo (N=77) Tonmya 2.8 mg (N=70) Tonmya 5.6 mg (N=38) # *

© 2018 Tonix Pharmaceuticals Holding Corp. 27 Commercialization Options Tonix is exploring a variety of options to commercialize TNX - 102 SL, including commercializing on our own or partnering all or some indications in specific regions of the world. Tonix has participated in numerous partnering meetings. Commercial Considerations: • Primary physician audience is well defined: psychiatrists (~30,000 in U.S.) • Small specialty sales force sufficient for coverage • Primary market research with psychiatrists indicate strong interest in new therapeutic options

© 2018 Tonix Pharmaceuticals Holding Corp. 28 TNX - 102 SL – Multiple Potential Indications Management of Fibromyalgia (FM) – chronic pain condition • TNX - 102 SL clinical development in FM was halted after near miss in Phase 3 at low dose (2.8 mg) – half the dose being developed for PTSD • Imbalance in “withdrawal of consent” led to statistical miss on responder analysis – a few TNX - 102 SL treated patients “moved out of state” • Average pain improvement (secondary endpoint) after 12 weeks of treatment showed statistical significance (P< 0.05) • Low dose TNX - 102 SL (2.8 mg) showed an improvement in sleep quality in Phase 2 and Phase 3 FM trials Agitation in Alzheimer’s Disease • Phase 2 IND cleared April 2018 • Phase 2 study can be a pivotal efficacy study • Fast Track designation granted July 2018

© 2018 Tonix Pharmaceuticals Holding Corp. 29 Consequences of Agitation in Alzheimer’s Disease Outcomes • Agitation is associated with significant poor outcomes for Alzheimer’s patients and challenges for their caregivers Common reason for institutionalization • Development of agitation, or its worsening, is one of the most common reasons for patients having to transition from lower - to higher levels of care (nursing homes and other long - term care settings) 1 Cost • The presence of agitation nearly doubles the cost of caring for patients with Alzheimer’s disease, and agitation is estimated to account for more than 12% of the healthcare and societal cost of Alzheimer’s disease, which is currently estimated to be $256 Billion for the year 2017 in the United States 1 1 The Alzheimer’s Association, 2017 Alzheimer’s Disease Facts and Figures: https://www.alz.org/facts/

© 2018 Tonix Pharmaceuticals Holding Corp. 30 Agitation in Alzheimer’s Disease – Potential New Indication for TNX - 102 SL Phase 2 IND cleared April 2018 Significant unmet need • No FDA approved drugs for the treatment of agitation in Alzheimer’s Mechanism of improving sleep quality • Sleep disturbance is a significant and common symptoms in Alzheimer’s Pharmacological advantages outweigh potential concerns of using TNX - 102 SL in treating agitation in Alzheimer’s disease • Blocks 3 receptors, not just one (e.g., 5 - HT 2A ) • Anti - muscarinic (M1) effect in patients on anticholinergics (e.g., donepezil and rivastigmine) possibly reduced with lower sublingual dose

© 2018 Tonix Pharmaceuticals Holding Corp. 31 Scientific Rationale for Developing TNX - 102 SL for Agitation in Alzheimer’s Disease Connection between Sleep Disturbance and Agitation • Agitation in Alzheimer’s Disease is associated with sleep disturbance 1,2 • Evidence that improving sleep could improve agitation 3 Supported by Potential Mechanism of Action • TNX - 102 is a multifunctional agent including antagonism of 5 - HT 2A , a 1 - adrenergic and histamine H 1 receptors • Certain 5 - HT 2A antagonists have shown clinical efficacy against agitation in dementia including trazodone 4,5 , and mirtazapine 6 • The a 1 - adrenergic antagonist prazosin has shown efficacy in the treatment of agitation in dementia 7 • The histamine H 1 antagonist hydroxyzine had historical use in treating agitation in dementia 8 1 Bachmen, D. and Rabins , P. Annu Rev Med. 2006;57:499. 2 Rose, K et al. Am J Alzheimers Dis Other Demen . 2015 30(1):78. 3 Figueiro MG Sleep Med. 2014 15(12):1554 - 64. 4 Lebert F. et al. Dement Geriatr Cogn Disord . 2004:17(4):355. 5 Sulzer DL et al. Am J Geriatr Psychiatry. 1997 5(1):60. 6 Cakir S. et el., Neuropsychiatr Dis Treat. 2008 4(5):963. 7 Wang, LY et al., Am J Geriatr Psychiatry. 2009 17(9):744 8 Settel E. Am Pract Dig Treat. 1957 8(10):1584.

© 2018 Tonix Pharmaceuticals Holding Corp. 32 Candidates in Development Preclinical Phase 2 NDA 1 /BLA 2 Market Pipeline Product Indication/ Description Phase 3 Tonmya Bedtime Treatment for PTSD Daytime Treatment for PTSD TNX - 601 Novel polymorph and salt discovered and characterized TNX - 801 Horsepox virus synthesized and demonstrated protective vaccine activity in mice Smallpox - preventing vaccine Cyclobenzaprine HCl sublingual tablets Tianeptine oxalate oral formulation Live horsepox virus (HPXV) vaccine from cell culture Phase 1 1 NDA - New Drug Application; 2 BLA – Biologic Licensing Application; 3 Investigational New Drug Application Bedtime Treatment for Agitation in Alzheimer’s Cyclobenzaprine HCl sublingual tablets Phase 2 IND 3 cleared 2Q2018 TNX - 102 SL All programs owned outright with no royalties or other obligations due Phase 3 development (new pivotal efficacy study to be discussed with FDA)

TNX-601 (Tianeptine Oxalate): A Potential Clinical Candidate for PTSD

33

Pre-IND Candidate

Targeting a Condition with Significant Unmet Need

Targeted as a 1st line monotherapy for PTSD: oral formulation for daytime dosing

- ✓ **Leverages expertise in PTSD (clinical and regulatory experience, market analysis, etc.)**
- ✓ **Mechanism of Action (MOA) is different from Tonmya**

- Tianeptine sodium (amorphous) has been approved in EU, Russia, Asia and Latin America for depression since 1987 with established post-marketing experience
- Identified new oxalate salt polymorph with improved pharmaceutical properties ideal for reformulation

Filed patent application on novel salt polymorph

- Issued patent on steroid-induced cognitive impairment and memory loss issues

Clinical evidence for PTSD

- Several studies have shown tianeptine to be active in the treatment of PTSD[1-4]

[1] Frančišković T, et al. Psychiatr Danub. 2011 Sep;23(3):257-63. PMID: 21963693
[2] Rumyantseva GM and, Stepanov AL. Neurosci Behav Physiol. 2008 Jan;38(1):55-61. PMID: 18097761
[3] Aleksandrovskiĭ IA, et al. Zh Nevrol Psikhiatr Im S S Korsakova. 2005;105(11):24-9. PMID: 16329631 [Russian]
[4] Onder E, et al. Eur Psychiatry. 2006 (3):174-9. PMID: 15964747

© 2018 Tonix Pharmaceuticals Holding Corp.

© 2018 Tonix Pharmaceuticals Holding Corp. 34 TNX - 801 (Synthesized Live Horsepox Virus): A Smallpox - Preventing Vaccine Candidate Pre - IND Stage Potential improvement over current biodefense tools against smallpox ✓ Leverages Tonix’s government affairs effort ✓ Collaboration with Professor David Evans and Dr. Ryan Noyce at University of Alberta ✓ Demonstrated protective vaccine activity in mice ✓ Patent application on novel vaccine submitted Regulatory strategy • We intend to meet with FDA to discuss the most efficient and appropriate investigational plan to support the licensure, either: ✓ Application of the “Animal Rule”, or ✓ Conducting an active comparator study using ACAM2000 • Good Manufacturing Practice (GMP) viral production process in development Targeting a Potential Public Health Issue Material threat medical countermeasure under 21 st Century Cures Act • Qualifies for Priority Review Voucher* (PRV) upon licensure ✓ PRVs have no expiration date, are transferrable and have sold for ~$125 M 1 PRV can be applied to any BLA/NDA for priority 6 - month review

© 2018 Tonix Pharmaceuticals Holding Corp. 35 TNX - 801 (Synthesized Live Horsepox Virus): A Smallpox - Preventing Vaccine Candidate Synthesis 1 from sequence of a 1976 Mongolian isolate 2 In mice, TNX - 801 behaved like attenuated vaccinia virus • Vaccinia is the term used to classify the live poxviruses that are used as smallpox vaccines, including ACAM2000, which is the latest smallpox vaccine licensed in the U.S. How is HPXV related to modern vaccines? • Multiple sources 3 - 5 indicate that the smallpox vaccine discovered by Dr. Edward Jenner in the early 19 th century was either HPXV or a very similar virus and that vaccinia vaccines are derived from this ancestral strain • A 1902 U.S. smallpox vaccine was found to be highly similar (99.7% similarity in core genome 6 ) to HPXV sequence from the 1976 Mongolian isolate • Horsepox is now believed to be extinct 5 1 Noyce, RS, Lederman S, Evans DH. PLoS ONE. 2018; 13(1): e0188453 https://doi.org/10.1371/journal.pone.0188453 2 Tulman et al., Journal of Virology, 2006; 80(18): 9244 - 9258 3 Qin et al., Journal of Virology, 2011; 85(24):13049 - 13060 4 Medaglia et al., Journal of Virology, 2015; 89(23):11909 - 11925 5 Esparza J. Veterinary Record. 2013; 173: 272 - 273 6 Schrick , L. et al. , N Engl J Med 2017; 377:1491 - 1492, http://www.nejm.org/doi/full/10.1056/NEJMc1707600

36 © 2018 Tonix Pharmaceuticals Holding Corp. PBS VACV WR (5x10 3 PFU) Dryvax clone (10 7 PFU) HPXV (10 7 PFU) Challenge (10 6 PFU VAC strain WR) Biological Properties of HPXV: Less Virulent than a Dryvax Clone, but Produces Protective Immunity Noyce, RS, Lederman S, Evans DH. PLoS ONE. 2018; 13(1): e0188453 https://doi.org/10.1371/journal.pone.0188453

© 2018 Tonix Pharmaceuticals Holding Corp. 37 Ongoing vaccination of U.S. troops • Troops in the Global Response Force Threat of smallpox re - introduction • Strategic National Stockpile & public health policy Re - emergence of monkey pox 1 • Believed to resurgent because of vaccinia - naïve populations in Africa • Multiple U.S. military operations ongoing in Africa Current Needs to Vaccinate Against Smallpox 1 Nda - Isaiah, J. Nigeria: Monkey Pox Scourge Spreads to Seven States. All Africa. 12 OCTOBER 2017, HTTP://ALLAFRICA.COM/STORIES/201710120177.HTML

© 2018 Tonix Pharmaceuticals Holding Corp. 38 Potential for Use of HPXV as a Vector for Vaccines to Infectious Disease or Cancer Poxviruses like HPXV can be engineered to express foreign genes and are well recognized platforms for vaccine development • Large packaging capacity for exogenous DNA inserts (i.e. encoding antigens) • Precise virus - specific control of exogenous gene insert expression • Lack of persistence or genomic integration in the host • Strong immunogenicity as a vaccine • Ability to rapidly generate vector/insert constructs • Readily manufacture at scale • Live, replicating vaccine – direct antigen presentation Potential advantages of HPXV - strong immunogenicity with good tolerability

© 2018 Tonix Pharmaceuticals Holding Corp. 39 Management Team Seth Lederman, MD President & CEO Jessica Morris Chief Operating Officer Gregory Sullivan, MD Chief Medical Officer Bradley Saenger, CPA Chief Financial Officer

© 2018 Tonix Pharmaceuticals Holding Corp. 40 Board of Directors Seth Lederman, MD Chairman Ernest Mario, PhD ALZA, Glaxo, Reliant Pharma John Rhodes Chair, NYS Public Service Commission, CEO, NYS Dept. of Public Service, Booz Allen Samuel Saks, MD Jazz Pharma, ALZA, Johnson & Johnson Charles Mather BTIG, Janney, Jefferies, Cowen, Smith Barney Gen. David Grange (ret.) Pharm - Olam, PPD, McCormick Foundation Patrick Grace Apollo Philanthropy, WR Grace, Chemed Donald Landry, MD, PhD Chair of Medicine, Columbia University Margaret Smith Bell Standard Life Investments, Putnam Investments, State Street Research

© 2018 Tonix Pharmaceuticals Holding Corp. 41 Milestones – Recently Completed and Upcoming T onmya – Posttraumatic Stress Disorder □ July 201 8 HONOR study discontinued – interim analysis result did not support study continuation □ August 201 8 Presentation of HONOR study results at scientific meeting □ October 201 8 Meeting confirmed with FDA to finalize next pivotal study design x

© 2018 Tonix Pharmaceuticals Holding Corp. 42 Summary Phase 3 Breakthrough Therapy development for PTSD focused on military - related PTSD • Major unmet need; ~11 million Americans affected • Potential single - study NDA submission New indication in development for agitation in Alzheimer’s Disease • Unmet medical need, no approved drug available • Phase 2 IND cleared in April 2018 • Fast Track designation granted in July 2018 Complimentary day - time PTSD treatment in development • Leverages development expertise in PTSD, i.e., trial recruitment and execution Innovative vaccine in development to prevent Smallpox • Opportunity to supply stockpiling requirement; short development path • Studies in mice suggest improved safety profile

© 2018 Tonix Pharmaceuticals Holding Corp. Thank you ! NASDAQ: TNXP